UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 11, 2009 (February 5, 2009)
TRACTOR SUPPLY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powell Place
Brentwood, Tennessee	37027

(Address of Principal Executive Offices)	(Zip Code)
(615) 440-4000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former Address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 5, 2009, the Board of Directors of Tractor Supply Company (the “Company”) amended and restated the Company’s Amended and Restated Bylaws for the following purposes:
•	Article I, Section 1.1(b) was amended to provide that for business to be properly brought before an annual meeting by a stockholder, the stockholder must have been a stockholder of record of the Company (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, such beneficial owner must have been the beneficial owner of shares of the Company) at the time of giving of the notice.

•	Article I, Section 1.1(b) was also amended to revise the advance notice requirements for stockholder proposals, including requirements that (i) notice be received at the principal executive offices of the Company not less than 90 and no more than 120 calendar days in advance of the anniversary date of the previous year’s annual meeting of stockholders, (ii) a stockholders’ notice to the Company secretary setting forth any stockholder proposal include the text of any resolutions the stockholder proposes for consideration, and (iii) the stockholder provide additional information which indicates the stockholder’s true economic and voting interest in the Company’s securities.

•	Article I, Section 1.1(c) was amended to clarify that only a stockholder of record (or beneficial owner of shares of the Company who was a beneficial owner at the time of the giving of notice) can nominate persons for election to the board of directors at an annual meeting and to require that a stockholder give notice of such nomination in writing to the Company not less than 60 days nor more than 90 days prior to the date specified in the Company’s proxy statement in connection with the previous years annual meeting.

•	Article I, Section 1.1(c) was also amended to add a requirement that a stockholder’s notice contain (i) a description of all compensation and other monetary arrangements during the past three years and any other material relationships between such stockholder and any Stockholder Associated Person, on the one hand, and each proposed nominee, on the other hand, and (ii) additional information which indicates the stockholder’s true economic and voting interests in the Company’s securities. A requirement was also added that the stockholder notice include a completed written questionnaire with respect to the qualifications of the proposed nominee.

•	Article I, Section 1.1(d) was added to define Stockholder Associated Person.

•	Article I, Section 1.3(a) was amended to delete telegram and cable as means for giving notice of a stockholders meeting and to provide that notice may be given, to the extent permitted by applicable law, by telephone, express mail, carrier service or electronic mail, among other means.

•	Article I, Section 1.5 was amended to clarify that an adjournment or postponement of an annual meeting of stockholders does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

•	Article III, Section 3.4(a) and (b) were amended to provide that notice of (or notice of a change in the time or place of) regular and special board meetings may be given by electronic mail.
The Company’s Second Amended and Restated Bylaws are attached as Exhibit 3(ii) to this report and are incorporated by reference into this Item 5.03.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit 3(ii)	Second Amended and Restated Bylaws of Tractor Supply Company

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRACTOR SUPPLY COMPANY
By:	/s/ Anthony F. Crudele
Anthony F. Crudele
Executive Vice President and Chief Financial Officer

Date: February 11, 2009

INDEX TO EXHIBITS

3(ii)	Second Amended and Restated Bylaws of Tractor Supply Company